Exhibit 10(o)

SIXTH AMENDMENT TO

FIRST AMENDED AND RESTATED

WAREHOUSING CREDIT AND SECURITY AGREEMENT

SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of October 20, 2004, between UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, a Florida limited liability company (“UAMCLLC”), EAGLE HOME MORTGAGE, INC., a Washington corporation (“EHMI”). AMERISTAR FINANCIAL SERVICES, INC., a California corporation (“AFSI”), UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA, a California corporation (“UAMCC”), and UAMC ASSET CORP. II, a Nevada corporation (“UAMC Asset”) (UAMCLLC, EHMI, AFSI, UAMCC and UAMC Asset, collectively and severally, “Borrower”) RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (“RFC”). BANK ONE, NA, a national banking association (“Bank One”). U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”). SUNTRUST BANK, a state bank organized under the laws of Georgia (“Suntrust”). NATIONAL CITY BANK OF KENTUCKY, a national banking association (“NCBK”), COMERICA BANK (“Comerica”). CALYON NEW YORK BRANCH, f/k/a CREDIT LYONNAIS NEW YORK BRANCH (“Calyon”), WASHINGTON MUTUAL BANK, FA (“WaMu”) (RFC, Bank One, U.S. Bank, Suntrust, NCBK, Comerica, Calyon, WaMu, and any additional lender as may from time to time become a party hereto and their respective successors and permitted assigns being referred to individually as a “Lender” and collectively as the “Lenders”), and RFC as credit agent for the Lenders (in such capacity, the “Credit Agent”).

A.	Borrower, Lenders and Credit Agent have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $355,000,000, which is evidenced by a First Amended and Restated Warehousing Credit and Security Agreement dated as of October 23, 2003 (as the same may have been and may be amended or supplemented, the “Agreement”), and by certain Notes as described in the Agreement.

B.	Borrower, Lenders and Credit Agent have agreed to add WaMu as a Lender and to amend the Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1.	Subject to Borrower’s satisfaction of the conditions set forth in Section 16, the effective date of this Amendment is October 21, 2004 (“Effective Date”).

2.	Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation.” Unless the context in which it is used otherwise clearly requires, the word “or” has the inclusive meaning represented by the phrase “and/or.” References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3.

Upon the Effective Date of this Amendment, WaMu shall become a party to the Agreement as a Lender and shall be entitled to all of the rights, and be subject to all of the obligations, of a Lender under the Loan Documents; provided, WaMu shall have no liability for any action taken or required to be taken prior to the Effective Date. All references to Lenders in the Loan Documents shall be deemed to include WaMu. The address for WaMu, for the purpose of Notices pursuant to Section 10 of the Agreement, shall be as set forth beneath its signature on the signature page hereof.

4.	Article 1 of the Agreement is amended and restated in its entirety as set forth in Article 1 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 1 (including each and every Section in Article 1) are deemed to refer to the new Article 1.

5.	Article 2 of the Agreement is amended and restated in its entirety as set forth in Article 2 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 2 (including each and every Section in Article 2) are deemed to refer to the new Article 2.

6.	Article 3 of the Agreement is amended and restated in its entirety as set forth in Article 3 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 3 (including each and every Section in Article 3) are deemed to refer to the new Article 3.

7.	Article 5 of the Agreement is amended and restated in its entirety as set forth in Article 5 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 5 (including each and every Section in Article 5) are deemed to refer to the new Article 5.

8.	Article 9 of the Agreement is amended and restated in its entirety as set forth in Article 9 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 9 (including each and every Section in Article 9) are deemed to refer to the new Article 9.

9.	Article 10 of the Agreement is amended and restated in its entirety as set forth in Article 10 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 10 (including each and every Section in Article 10) are deemed to refer to the new Article 10.

10.	Article 11 of the Agreement is amended and restated in its entirety as set forth in Article 11 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 11 (including each and every Section in Article 11) are deemed to refer to the new Article 11.

11.	Article 12 of the Agreement is amended and restated in its entirety as set forth in Article 12 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 12 (including each and every Section in Article 12) are deemed to refer to the new Article 12.

12.	Article 13 of the Agreement is amended and restated in its entirety as set forth in Article 13 attached to this Amendment. All references in the Agreement and other Loan Documents to Article 13 (including each and every Section in Article 13) are deemed to refer to the new Article 13.

13.	Exhibit H to the Agreement is deleted in its entirety and replace with the new Exhibit H attached hereto. All references in this Amendment and the Agreement to Exhibit H will be deemed to refer to the new Exhibit H.

14.	Exhibit J to the Agreement is deleted in its entirety and replace with the new Exhibit J attached hereto. All references in this Amendment and the Agreement to Exhibit J will be deemed to refer to the new Exhibit J.

15.	Upon execution of this Amendment, Borrower must pay to Credit Agent for the account of each Lender the Warehousing Commitment Fee for the time period from October 21, 2004 to and including April 21, 2005 (the “Commitment Fee”).

16.	Borrower must deliver to Credit Agent (a) nine executed copies of this Amendment, (b) the Commitment Fee, (c) an executed Warehousing Note made payable to WaMu, (d) an executed Sublimit Note made payable to WaMu, (e) an executed WaMu Promissory Note made payable to WaMu, (f) an executed RFC Promissory Note made payable to RFC, and (g) a $500 document production fee.

17.	Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment, (c) no Lender is in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the terms of the Agreement, Borrower’s representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower’s financial condition from the date of the Agreement to the Effective Date.

18.	Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

19.	This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower, each Lender and Credit Agent have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

BORROWERS:	UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, a Florida limited liability company
/s/ Janice Muñoz
	By:	Janice Muñoz
	Its:	Vice President/Treasurer

EAGLE HOME MORTGAGE, INC., a Washington corporation
/s/ Janice Muñoz
	By:	Janice Muñoz
	Its:	Vice President

AMERISTAR FINANCIAL SERVICES, INC., a California corporation

/s/ Janice Muñoz
By:	Janice Muñoz
Its:	Vice President

UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA, a California corporation

/s/ Janice Muñoz
By:	Janice Muñoz
Its:	Vice President/Treasurer

UAMC ASSET CORP. II, a Nevada corporation

/s/ Janice Muñoz
By:	Janice Muñoz
Its:	Vice President/Treasurer

CREDIT AGENT:	RESIDENTIAL FUNDING CORPORATION, a Delaware corporation

/s/ Donna A. West
	By:	Donna A. West
	Its:	Director

LENDERS:	RESIDENTIAL FUNDING CORPORATION, a Delaware corporation

/s/ Donna A. West
	By:	Donna A. West
	Its:	Director

BANK ONE, NA, a national banking association

/s/ Kenneth Nelson
	By:	Kenneth Nelson
	Its:	Director

U.S. BANK NATIONAL ASSOCIATION, a national banking association

/s/ Kathleen M. Connor
	By:	Kathleen M. Connor
	Its:	Vice President

SUNTRUST BANK, a state bank organized under the laws of Georgia

/s/ Robert E. Hummel
	By:	Robert E. Hummel
	Its:	Senior Vice President

NATIONAL CITY BANK OF KENTUCKY, a national banking association

/s/ Mary Jo Reiss
	By:	Mary Jo Reiss
	Its:	Vice President

COMERICA BANK a Michigan banking corporation

/s/ Robert W. Marr
	By:	Robert W. Marr
	Its:	Vice President

CALYON NEW YORK BRANCH, f/k/a CREDIT LYONNAIS NEW YORK BRANCH

/s/ Attila Coach
By:	Attila Coach
Its:	Senior Vice President

/s/ Philippe Soustra
By:	Philippe Soustra
Its:	Executive Vice President

WASHINGTON MUTUAL BANK, FA

By:
Its:

NOTICE ADDRESS:
Attention:
Facsimile:

UAMC Signature Page

Sixth Amendment to the First Amended and Restated Warehousing Credit and Security Agreement

CALYON NEW YORK BRANCH, f/k/a CREDIT LYONNAIS NEW YORK BRANCH

By:

Its:

WASHINGTON MUTUAL BANK, FA

By:	/s/ Joseph Meeta

Its:	FVP

NOTICE ADDRESS:
Washington Mutual Bank
555 Dividend Drive
Coppell, TX 75019
Attention:	Eva Torres
Facsimile:	469 549-8920

EXHIBIT J

COMMITMENTS AND MATURITY DATES

Adopted by Sixth Amendment effective October 21, 2004

WAREHOUSING COMMITMENT

LENDER	WAREHOUSING COMMITMENT AMOUNT	WAREHOUSING MATURITY DATE
Residential Funding Corporation	$120,000,000	October 21, 2005
Bank One	$50,000,000	April 21, 2005
U.S. Bank	$60,000,000	April 21, 2005
SunTrust	$20,000,000	April 21, 2005
National City	$45,000,000	April 21, 2005
Comerica	$20,000,000	April 21, 2005
Calyon New York Branch	$20,000,000	April 21, 2005
WaMu	$40,000,000	April 21, 2005

Total:	$375,000,000

RFC/WAMU COMMITMENT

LENDER	RFC/WAMU COMMITMENT AMOUNT	WAREHOUSING MATURITY DATE
Residential Funding Corporation	The lesser of (a) $25,000,000, and (b) the difference between RFC’s Warehousing Commitment Amount and the aggregate principal amount of RFC’s Warehousing Advances and RFC Direct Advances as of such date.	October 21, 2005

WaMu	The lesser of (a) $20,000,000, and (b) the difference between WaMu’s Warehousing Commitment Amount and the aggregate principal amount of WaMu’s Warehousing Advances as of such date.	April 21, 2005

RFC DIRECT COMMITMENT

LENDER	RFC DIRECT COMMITMENT AMOUNT	WAREHOUSING MATURITY DATE
Residential Funding Corporation	The lesser of (a) $25,000,000, and (b) the difference between RFC’s Warehousing Commitment Amount and the aggregate principal amount of RFC’s Warehousing Advances and RFC/WaMu Advances as of such date.	October 21, 2005

1